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                                                                     Exhibit 4.1

NUMBER                                       SHARES

COMMON SHARES                                COMMON SHARES

THIS CERTIFICATE IS TRANSFERABLE IN          CUSIP G7127P 10 0
NEW YORK, NY AND RIDGEFIELD PARK, N.J.       SEE REVERSE FOR CERTAIN DEFINITIONS

                      PLATINUM UNDERWRITERS HOLDINGS, LTD.
                       ORGANIZED UNDER THE LAWS OF BERMUDA

                               This Certifies that


                           is the registered holder of


                  FULLY PAID AND NON-ASSESSABLE SHARES, PAR VALUE OF
                                 $0.01 EACH, OF
                  Platinum Underwriters Holdings, Ltd. (hereinafter
                   called the "Company"), transferable on the books
                  of the Company by the holder hereof in person or by
                    duly authorized attorney, upon surrender of this
                  certificate properly endorsed. This certificate is
                  not valid until countersigned by the Transfer Agent
                         and registered by the Registrar.

                            COMMON SHARE CERTIFICATE

                  Witness, the seal of the Company and the signatures
                           of its duly authorized officers.

DATED
/s/ Jerome T. Fadden                                  /s/  Steven H. Newman
    President                                              Chairman


COUNTERSIGNED AND REGISTERED:
        MELLON INVESTOR SERVICES LLC
                               TRANSFER AGENT
                               AND REGISTRAR,

BY
                         AUTHORIZED SIGNATURE
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                      PLATINUM UNDERWRITERS HOLDINGS, LTD.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common
         TEN ENT - as tenants by the entireties
         JT TEN - as joint tenants with right of
                  survivorship and not as
                  tenants in common

         UNIF GIFT MIN ACT-.........Custodian.............
                             (Cust)            (Minor)
                           under Uniform Gifts to Minors
                           Act............
                                (State)


     Additional abbreviations may also be used though not in the above list.


         FOR VALUE RECEIVED, ___________ HEREBY SELL, ASSIGN AND TRANSFER UNTO


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _______________________________________________ ATTORNEY TO TRANSFER THE
SAID SHARES ON THE BOOKS OF THE WIHIN NAMED COMPANY WITH FULL POWER OF SUBSTITUTION IN THE PREMISES
DATED  ______________________


                         _____________________________________________________
                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:



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THE SIGNATURE(S) MUST BE SIGNED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17A-15.